Optical Cable Corporation (OCC®)
Annual Meeting of Shareholders

Neil Wilkin, President & CEO

March 31, 2015

Green Ridge Recreation Center, Roanoke, Virginia

OCC®
OPTICAL CABLE CORPORATION



Forward Looking Information

This presentation may contain "forward looking statements" that involve risks and uncertainties. These statements reflect management's current expectations about possible future events and performance. Actual future results may differ materially due to a number of factors, including but not limited to, those factors set forth in detail in the "forward looking information" of our most recent annual report on Form 10-K and quarterly reports on Form 10-Q and in our other SEC reports—all such factors are incorporated herein by reference. These factors may be revised or supplemented in future reports filed with the SEC.

Agenda

- Outstanding Growth and Performance
- Strong. Innovative. Communication Solutions.™
- Looking Forward
- Questions

Outstanding Growth and Performance

Outstanding Growth and Performance

- Overall results delivered in fiscal year 2014 –

  - 10.2% net sales growth

  - 9.9% gross profit growth

  - 26.1% increase in net cash provided by operating activities

  - 22.1% total investment return to OCC Shareholders

Outstanding Growth and Performance – Sales

- **Record fourth quarter net sales –**
  - Net sales increased 31.2% to $25.2 million in fiscal Q4 2014 (compared to prior year)
  - Highest quarterly net sales in OCC's history

- **Double-digit increase in net sales –**
  - Consolidated net sales of $83.0 million in fiscal 2014—the second highest annual sales in OCC's history (10.2% YTY increase)

- **OCC net sales increased at a compound annual rate of 7.2% per year from 2009 to 2014**

Outstanding Growth and Performance – Sales

- Strong U.S. Dollar, and international macro-economic factors impacted international sales in fiscal 2014

OPTICAL CABLE CORPORATION

Consolidated Sales by Geography
Fiscal Year 2013 vs Fiscal Year 2014


UP 23.7%
DOWN 21.6%
Sales
U.S. (Domestic)
International
FY 2013
FY 2014

Outstanding Growth and Performance – Sales

- OCC's international sales efforts continue to be strong and well positioned

- OCC awarded Presidential "E" Award for Exports in May 2014. Highest recognition any U.S. company can receive for significant contributions to U.S. exports. OCC one of 66 U.S. companies honored.

Outstanding Growth and Performance

- **Gross profit grew to $28.5 million for fiscal year 2014**
  - 9.9% increase
  - Gross profit as a percentage of net sales of 34.3%

- **Increased profitability with net income attributable to OCC of $0.10 per share in fiscal 2014**

- **Generated $4.4 million in net cash provided by operating activities in fiscal 2014**
  - 26.1% increase over fiscal 2013
  - OCC has a strong record of generating annual positive cash provided by operating activities

Outstanding Growth and Performance

- **OCC continues to return capital to shareholders –**
  - Declaring dividends of $0.08 per share in fiscal 2014, a 1.7% yield based on the closing price on October 31, 2014
  - Repurchasing and retiring 44,464 shares of common stock in fiscal 2014

Annual Dividend Rate per Share FY 2010 - FY 2014



Rate in $
0.09
0.08
0.07
0.06
0.05
0.04
0.03
0.02
0.01
0.00
2010
2011
2012
2013
2014

OPTICAL CABLE CORPORATION

Amount of Total Dividends Declared
FY 2010 - FY 2014



$600,000
$500,000
$400,000
$300,000
$200,000
$100,000
$-
2010
2011
2012
2013
2014

OPTICAL CABLE CORPORATION


Shares Repurchased
FY 2009 - FY 2014
Quantity of Shares Repurchased
Total Cost of Repurchases (including brokerage fees)
300,000
250,000
200,000
150,000
100,000
50,000
0
$1,400,000
$1,200,000
$1,000,000
$800,000
$600,000
$400,000
$200,000
$-
2009
2010
2011
2012
2013
2014
Quantity
Total Cost

Outstanding Growth and Performance

- **We delivered index-beating shareholder returns in fiscal 2014 –**
  - 22.1% total shareholder return on investment during fiscal year 2014
  - This 22.1% return outperformed the Russell 2000® index, the Dow Jones Industrial Average and the S&P 500 index during the same period

Note: Calculated using OCC price per share increase from $3.84 to $4.61 (from October 31, 2013 to October 31, 2014), plus dividends

Comparison of Total Shareholder Return of OCC, Russell 2000 Index, DJIA, and S&P 500 October 31, 2013 - October 31, 2014


25.00%
20.00%
15.00%
10.00%
5.00%
0.00%
1 Year
OCC
Russell
DJIA
S&P 500

OPTICAL CABLE CORPORATION

Comparison of Cumulative Return of OCC, Russell 2000 Index, DJIA, and S&P 500 October 31, 2013 - October 31, 2014
(Assumes Initial Investment of $100, including OCC dividends)



$130.00
$125.00
$120.00
$115.00
$110.00
$105.00
$100.00
$95.00
$90.00
$85.00
$80.00
Value ($)
OCC
Russell
DJIA
S&P 500
Oct-13
Jan-14
Apr-14
Jul-14
Oct-14
Month Ended

OPTICAL CABLE CORPORATION

Strong. Innovative.

Communication Solutions.™

Strong. Innovative. Communication Solutions.™

- **Since 1983, OCC has been known for its industry-leading fiber optic expertise and innovative cable designs**

- **Today, OCC is much more than a fiber optic cable company**
  - Innovative copper and fiber optic connectivity and cabling solutions
  - Installed everywhere from buildings, campuses and datacenters to sporting venues, industrial facilities and harsh environments, including military applications

- **OCC has a broad and growing suite of top-tier integrated copper and fiber optic connectivity and cabling solutions**
  - Innovative new products
  - Product line expansions
  - Key element of our long-term strategy

Strong. Innovative. Communication Solutions.™

- **New product families launched include –**
  - Passive optical LAN family of products
  - Procyon Blade™ high density enclosures and splice management, designed to paired with OCC's HC fiber cable products
  - Industry's first commercially available connector designed to meet the coming Category 8 (Cat8) copper connectivity and cabling industry standard
  - New fiber optic connectors designed for the harsh environments
    - MHC-III™
    - L-Jack™
  - Product line extensions of our MARS® deployable reels systems, including Advanced Lightweight Reel Stand ™ (ALRS)
  - New tray cable and hybrid fiber/copper cables for industrial and wireless carrier market (FTTA)
  - New fiber enclosures (RTC/RTS)
  - And MORE!!

Passive Optical LAN Product Family







Procyon Blade™ System / HC Cable Connectivity


288 HC SM
3100'
288 HC SM
4300'
144 HC SM
900'
288 HC SM
6250'
288 HC SM
1850'
288 HC SM
1100'
144 HC SM
2000'
144 HC SM
2300'







HC Cable



Cat 8 Plug


Industry's first
Category 8 Field
Terminable Plug

MHC III ™





L-Jack ™





ALRS Advanced Lightweight Reel Stand™







Tray Cable Copper/Fiber Optic Products

UL 1277 Listed Type TC-OF-ER
FTTA, Industrial, Petrochemical, Conveyance, Mining





Fiber Enclosures (RTC/RTS)



Strong. Innovative. Communication Solutions.™

- We believe our new products—both announced and under development—provide a foundation for future growth opportunities

Looking Forward

Looking Forward

- OCC continues to be financially strong

- We are confident we have well positioned OCC for continued growth and success

- We believe our strong operating leverage provides an exceptional opportunity to increase shareholder value as we grow net sales

- We believe our new product development efforts, our investments in production capabilities, and the successful execution of our long-term strategies, are creating new market opportunities for OCC

Looking Forward

- While we focus on growth, we also remain committed to operational excellence and cost control

- At the end of the third quarter of fiscal year 2014, reorganization initiatives allowed us to begin realizing substantial cost savings

- OCC's leadership team remains committed to a strategy designed to create substantial long-term value for shareholders

Questions

OCC. More than cable. Communication solutions.™



Industry's first Category 8 Field Terminable Plug

OCC's Lightweight Reel Stand for military deployable communications



Ruggedized fiber optic enclosures with MHC® III technology


OCC

Procyon® – high density data center solutions



Passive Optical LAN for simplified and cost effective enterprise networks





RTC/RTS fiber optic enclosures designed for easy installations



MARS® – numerous options for deploying field communication systems



Robust connections for fiber or copper installations

OCC began by revolutionizing the fiber optic cable industry. Today, OCC is changing the way the world communicates.

Since 1983, OCC's innovative fiber optic cable designs took the communications industry by storm — bringing the power of fiber optics to harsh environments never before thought possible.

This legendary spirit of innovation has enabled us to create a broad and growing suite of top-tier, integrated connectivity and cabling solutions used everywhere from buildings, campuses and data centers to sporting venues, industrial facilities and harsh environments.

From connectivity to cable. From copper to fiber optics. If you need to communicate. You want OCC.